Exhibit 10.2

OMNIBUS FIRST AMENDMENT TO

BREITBURN ENERGY PARTNERS L.P. 2006 LONG-TERM INCENTIVE PLAN

RESTRICTED PHANTOM UNIT AGREEMENTS

This Omnibus First Amendment (this “Amendment”) to Restricted Phantom Unit Agreements is made as of November 30, 2012, by and among BreitBurn GP, LLC (“BreitBurn GP”), as the general partner of BreitBurn Energy Partners L.P. (the “Partnership”), the Partnership and Randall H. Breitenbach (the “Participant”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the respective RPU Agreement (as defined below).

RECITALS

A. Pursuant to the Partnership’s First Amended and Restated 2006 Long-Term Incentive Plan, BreitBurn GP granted the Participant the following awards of Restricted Phantom Units (the “RPUs”): (i) 95,186 RPUs granted on January 26, 2012; and (ii) 115,143 RPUs granted on January 28, 2011. The Restricted Phantom Unit Agreements pursuant to which the RPUs were granted are referred to herein as the “RPU Agreements”.

B. Pursuant to that certain Retirement Agreement, dated as of November 30, 2012, entered into by and among the Partnership, BreitBurn Management Company, LLC, BreitBurn GP and the Participant (the “Retirement Agreement”), the Participant will cease to provide employment services with respect to BreitBurn GP as of the Retirement Date (as defined in the Retirement Agreement), but will continue to serve as a member of the board of directors of BreitBurn GP.

C. In connection with the Retirement Agreement, the parties wish to amend each of the RPU Agreements as set forth herein.

D. Pursuant to Section 14 of the RPU Agreements, the parties may amend the RPU Agreements by written agreement.

AMENDMENT

For valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby amend each of the RPU Agreements as follows, which amendments shall take effect and be incorporated into the respective RPU Agreement from and after the date of this Amendment:

1. The first sentence of Section 4(a) of each of the RPU Agreements is hereby replaced with the following:

“The RPUs shall vest in such amounts and at such times as are set forth in the Grant Notice above, as amended, provided, that, effective as of the Retirement Date (as defined in that certain Retirement Agreement, dated as of November 30, 2012, by and among the Partnership, BreitBurn Management Company, LLC, the Company and the Participant), the RPUs shall vest in full upon any earlier occurrence of (a) the Participant’s Separation from Service as a member of the board of directors of the Company without Cause or due to the Participant’s death or Disability, or (b) a Change of Control and, in any case, shall be subject to the payment provisions contained in Section 5 below.”

2.	The following new Section 4(c) is hereby added to each RPU Agreement:

“Notwithstanding anything contained herein, for purposes of this Agreement, (i) prior to the Retirement Date, references to the Participant’s “Separation from Service” in this Agreement shall refer to the Participant’s Separation from Service as an employee with respect to the Company, and (ii) from and after the Retirement Date, references to the Participant’s “Separation from Service” in this Agreement shall refer to the Participant’s Separation from Service as a member of the board of directors of the Company, such that:

(1)	All RPUs that are vested as of December 31, 2012 shall be paid to the Participant pursuant to the terms and conditions of this Agreement;

(2)	As of the Retirement Date, those RPUs that remain unvested as of such time shall continue to vest as set forth in the Grant Notice and Section 4(a), subject to the Participant’s continued service as a member of the board of directors of the Company (except as otherwise provided in Section 4(a)); and

(3)	The last two sentences of Section 4(a) shall be interpreted consistent with this Section 4(c), and the RPUs may become vested (and shall be subject to forfeiture) after the Retirement Date based on the Participant’s continued service as a member of the board of directors of the Company (except as otherwise provided in Section 4(a)).”

3. This Amendment shall be and is hereby incorporated in and forms a part of each of the RPU Agreements.

4. Except as expressly provided herein, all terms and conditions of each of the RPU Agreements shall remain in full force and effect.

5. This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-law rules and principles.

[Signature Page Follows]

2

IN WITNESS WHEREOF, BreitBurn GP, the Partnership and the Participant have executed this Amendment as of the date first above written.

BREITBURN ENERGY PARTNERS, L.P.

		By:	BREITBURN GP, LLC
		Its:	General Partner

		By:	/s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title: Chief Executive Officer

PARTICIPANT

By:	/s/ Randall H. Breitenbach
Randall H. Breitenbach

S-1